UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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☐	Soliciting Material Pursuant to §240.14a-12

FIRST AMERICAN FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIRST AMERICAN FUNDS, INC.

800 Nicollet Mall

Minneapolis, Minnesota 55402

(800) 677-3863

April 9, 2018

Dear Shareholder:

You are cordially invited to attend a Special Meeting of shareholders of First American Funds, Inc. (the “Company”), on behalf of each fund organized as a series of the Company (each a “Fund” and collectively, the “Funds”) which will be held on Wednesday, May 16, 2018, at 10:00 a.m., Central time, at Client Room 4, 4th Floor, 800 Nicollet Mall, Minneapolis, Minnesota 55402.

The meeting has been called by the Board of Directors of the Company to elect the directors of the Company, as more fully discussed in the proxy statement.

Enclosed with this letter are the formal notice of the meeting, answers to questions you may have about the proposal, and the proxy statement. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call (800) 677-3863.

Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

Sincerely,

Richard K. Riederer
Chair of the Board of Directors

FIRST AMERICAN FUNDS, INC.

Q. What am I being asked to vote “For” on this proxy?

A. You are asked to vote for the election of directors to the board of the Company for which you are a shareholder.

Q. How does the Board of Directors suggest that I vote?

A. The directors of the Company unanimously recommend that you vote “For” the nominees on the enclosed proxy card(s).

Q. How can I vote?

A. You can vote by completing, signing and dating your proxy card, and mailing it in the enclosed envelope. Details about voting can be found in the proxy statement under the heading “More Information about the Meeting — How to Vote.”

You may vote in person if you are able to attend the meeting. However, even if you plan to attend, we urge you to cast your vote by mail. That will ensure that your vote is counted, should your plans change.

This information summarizes information that is included

in more detail in the proxy statement. We urge you to read

the proxy statement carefully.

If you have questions, call (800) 677-3863.

FIRST AMERICAN FUNDS, INC.

800 Nicollet Mall

Minneapolis, Minnesota 55402

(800) 677-3863

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

May 16, 2018

A Special Meeting of shareholders of First American Funds, Inc. (the “Company”), on behalf of each fund organized as a series of the Company (each, a “Fund,” and collectively, the “Funds”) has been called to be held in Client Room 4, 4th Floor, 800 Nicollet Mall, Minneapolis, Minnesota 55402 at 10:00 a.m., Central time, on Wednesday, May 16, 2018 for the following purpose:

To elect directors to the Board of Directors of the Company; and to consider and act upon any other matters that may properly come before the meeting and at any adjournment thereof.

The election of a nominee to the Board of Directors of the Company requires the affirmative vote of a plurality of the votes cast at the meeting of the Company’s shareholders.

Shareholders of record as of the close of business on March 30, 2018 are entitled to notice of, and to vote at, the meeting (or any adjournment of the meeting).

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on Wednesday, May 16, 2018: This Notice and the Proxy Statement are available on the Internet at firstamericanfunds.com.

By Order of the Board of Directors of the Company,

/s/ Richard J. Ertel
Richard J. Ertel
Secretary

April 9, 2018

Minneapolis, Minnesota

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY

CARD(S) WHETHER OR NOT YOU EXPECT TO BE PRESENT AT

THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU

ATTEND THE MEETING.

FIRST AMERICAN FUNDS, INC.

800 Nicollet Mall

Minneapolis, Minnesota 55402
(800) 677-3863

PROXY STATEMENT

Special Meeting of Shareholders

May 16, 2018

This proxy statement is being sent to you by the Board of Directors (the “Board”) of First American Funds, Inc. (the “Company”), on behalf of each fund organized as a series of the Company (each a “Fund” and collectively, the “Funds”). The Board is asking you to complete and return the enclosed proxy card(s), permitting your shares of the Fund to be voted at the Special Meeting of shareholders called to be held on Wednesday, May 16, 2018. Shareholders of record at the close of business on March 30, 2018 (the “record date”) are entitled to vote at the meeting. You are entitled to one vote for each share you hold, with a fraction of a vote for each fraction of a share. This proxy statement and enclosed proxy are first being mailed to shareholders on or about April 9, 2018. The Board has determined that the use of this proxy statement for the Special Meeting is in the best interest of each Fund and its shareholders in light of the matters being considered and voted on by the shareholders.

You should have received your Fund’s annual report to shareholders for the fiscal year ended August 31, 2017. If you would like another copy of the annual report, please write to or call the Fund at the address or telephone number shown at the top of this page. The report will be sent to you without charge.

U.S. Bancorp Asset Management, Inc., the Funds’ investment adviser, is referred to as “USBAM.” USBAM is a wholly owned subsidiary of U.S. Bancorp National Association (“U.S. Bank”), which in turn is a wholly owned subsidiary of U.S. Bancorp. As of December 31, 2017, USBAM had more than $71.3 billion in assets under management, including investment company assets of more than $52.4 billion. The Funds and USBAM may be contacted at the same address noted above.

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ELECTION OF DIRECTORS

Six directors are to be elected to the Board. The nominees for the Board are David K. Baumgardner, Mark E. Gaumond, Roger A. Gibson, Victoria J. Herget, Richard K. Riederer and James M. Wade. Each nominee except for Victoria J. Herget is currently a director of the Company.

Unless otherwise directed, the persons named on the accompanying proxy card(s) intend to vote at the meeting FOR the election of each nominee as described above. Currently, there are five directors. In accordance with the Company’s Amended and Restated Articles of Incorporation, each elected nominee will serve as a director until the Company terminates; until such nominee’s death, resignation, retirement or removal; or until his or her successor is duly elected. If a nominee is unable to serve because of an event not now anticipated, the persons named as proxyholders may vote for another person designated by the Board.

The following tables set forth the directors’ and nominees’ position(s) with the Company, year of birth, principal occupation during the past five years, other directorships, and the year in which they first became directors of the Company.

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Nominees for election at the meeting who are not interested persons of the Company:

Name, Address* and Year of Birth	Position Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years and Other Relevant Experience[1]	Number of Portfolios in FAF Fund Complex Overseen by Director	Other Directorships Held by Director

David K. Baumgardner (1956)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified; Director of FAF since January 2016	CFO, Smyth Companies, LLC (commercial package printing) (1990 to present). Formerly, Certified Public Accountant at a large regional CPA firm (1978-1986). Independent Director, First American Fund Complex since 2016	First American Funds Complex: 1 registered investment company, including 6 portfolios	None

Mark E. Gaumond (1950)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified; Director of FAF since January 2016	Retired. Formerly, Senior Vice Chair (Americas), Ernst & Young LLP (2006-2010). Certified Public Accountant (Inactive) and member of the American Institute of Certified Public Accountants. Director, Fishers Island Development Corporation and the Walsh Park Benevolent Corporation. Former Director, Cliffs Natural Resources, The California Academy of Sciences and Rayonier, Inc. Independent Director, First American Fund Complex since 2016	First American Funds Complex: 1 registered investment company, including 6 portfolios	Director, Booz Allen Hamilton Holding Corporation (management and technology consulting); Director, Rayonier Advanced Materials, Inc. (materials manufacturer)

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Roger A. Gibson (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified; Director of FAF since October 1997	Advisor/Consultant, Future Freight™, a logistics/supply chain company; former Director, Diversified Real Asset Income Fund (investment company); former Director, Charterhouse Group, Inc., a private equity firm; non-profit board member; prior to retirement in 2005, served in several executive positions for United Airlines, including Vice President and Chief Operating Officer – Cargo; Independent Director, First American Fund Complex since 1997	First American Funds Complex: 1 registered investment company, including 6 portfolios	None

Victoria J. Herget (1951)	Nominee		Trustee (2012-Present), Oppenheimer Funds (registered investment company); Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); former Trustee (2000-2017) and Chair (2010-2017), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001)	First American Funds Complex: 1 registered investment company, including 6 portfolios (if elected)	Trustee, Oppenheimer Funds (registered investment company); Director, United Educators (insurance company); Trustee, Mather LifeWays (senior living organization)

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Richard K. Riederer (1944)	Chair; Director	Chair term three years; Director term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified; Chair of FAF’s Board since January 2017; Director of FAF since August 2001	Owner and Chief Executive Officer, RKR Consultants, Inc., a consulting company providing advice on business strategy, mergers and acquisitions; former Director, Diversified Real Asset Income Fund (investment company); former Director, Cliffs Natural Resources, Inc.; Certified Financial Analyst; non-profit board member; former Chief Executive Officer and President, Weirton Steel Corporation; former Vice President and Treasurer, Harnischfeger Industries, a capital machinery manufacturer; former Treasurer and Director of Planning, Allis Chalmers Corporation, an equipment manufacturing company; former Chairman, American Iron & Steel Institute, a North American steel industry trade association; Independent Director, First American Fund Complex since 2001 and Firstar Funds 1988-2001	First American Funds Complex: 1 registered investment company, including 6 portfolios	None

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James M. Wade (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified; Director of FAF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company; former Director, Diversified Real Asset Income Fund (investment company); formerly, Vice President and Chief Financial Officer, Johnson Controls, Inc.; Independent Director, First American Fund Complex since 2001 and Firstar Funds 1988-2001	First American Funds Complex: 1 registered investment company, including 6 portfolios	None

* The address of each of the directors and nominees is P.O. Box 1329, Minneapolis, Minnesota, 55440-1329.

1 Includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which contributed to the conclusion that each Director should serve as a Director for the Company.

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Officers. The following table sets forth each other officer’s name and year of birth, position with the Company, principal occupation during the past five years, and the date on which she or he first became an officer of the Company. Each officer serves until her or his successor is chosen and qualified or until her or his resignation or removal by the Board.

Name, Address,* and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Eric J. Thole (1972)	President	Re-elected by the Board annually; President of FAF since June 2014; Vice President of FAF from January 2011 through June 2014	Chief Executive Officer and President, U.S. Bancorp Asset Management, Inc. since June 2014; Chief Operating Officer, U.S. Bancorp Asset Management, Inc. from August 2012 through June 2014

James D. Palmer (1964)	Vice President	Re-elected by the Board annually; Vice President of FAF since June 2014	Chief Investment Officer, U.S. Bancorp Asset Management, Inc.

Jill M. Stevenson (1965)	Treasurer	Re-elected by the Board annually; Treasurer of FAF since January 2011; Assistant Treasurer of FAF from September 2005 through December 2010	Head of Operations and Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc. since September 2014; Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc. from January 2011 through September 2014

Brent G. Smith (1981)	Assistant Treasurer	Re-elected by the Board annually; Assistant Treasurer of FAF since September 2014	Assistant Mutual Funds Treasurer, U.S. Bancorp Asset Management, Inc. since September 2014; prior thereto, Senior Fund Accountant, U.S. Bancorp Asset Management, Inc.

Ruth M. Mayr (1959)	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAF since January 2011	Chief Compliance Officer, U.S. Bancorp Asset Management, Inc.

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Gayle M. Kasmani (1948)	Anti-Money Laundering Officer	Re-elected by the Board annually; Anti-Money Laundering Officer of FAF since April 2015	Compliance Manager, U.S. Bancorp Asset Management, Inc.

Richard J. Ertel (1967)	Secretary	Re-elected by the Board annually; Secretary of FAF since January 2011; Assistant Secretary of FAF from June 2006 through December 2010 and from June 2003 through August 2004	Chief Counsel, U.S. Bancorp Asset Management, Inc.

Scott F. Cloutier (1973)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAF since September 2012	Senior Corporate Counsel, U.S. Bancorp Asset Management, Inc.

*	The address of each of the officers is P.O. Box 1329, Minneapolis, Minnesota, 55440-1329.

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Committees of the Boards of Directors. The Board currently has two standing committees:

Audit Committee. Each of the Directors serve on the Audit Committee of the Board. The purposes of the Audit Committee are (1) to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Funds’ financial statements and the independent audit thereof; (3) to assist Board oversight of the Funds’ compliance with legal and regulatory requirements; and (4) to act as a liaison between the Funds’ independent auditors and the full Board. The Audit Committee, together with the Board, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Board has determined that David K. Baumgardner, Mark E Gaumond and Richard K. Riederer, members of the Company’s Audit Committee, are each an “audit committee financial expert.”

Governance Committee. The Governance Committee has responsibilities relating to (1) Board and Committee composition (including interviewing and recommending to the Board nominees for election as directors; reviewing the independence of all independent directors; reviewing Board composition to determine the appropriateness of adding individuals with different backgrounds or skills; reporting to the Board on which current and potential members of the Audit Committee qualify as audit committee financial experts; recommending a successor to the Board Chair when a vacancy occurs; consulting with the Board Chair on Committee assignments; and in anticipation of the Board’s request for shareholder approval of a slate of directors, recommending to the Board the slate of directors to be presented for Board and shareholder approval); (2) Committee structure (including, at least annually, reviewing each Committee’s structure and membership and reviewing each Committee’s charter and suggesting changes thereto); (3) director education (including developing an annual education calendar; monitoring independent director attendance at educational seminars and conferences; developing and conducting orientation sessions for new independent directors; and managing the Board’s education program in a cost-effective manner); and (4) governance practices (including reviewing and making recommendations regarding director compensation and director expenses; monitoring director investments in the Funds; monitoring compliance with director retirement policies; reviewing compliance with the prohibition from serving on the board of directors of mutual funds that are not part of the Fund Complex; if requested, assisting the Board Chair in overseeing the self-evaluation process; in collaboration with outside counsel, developing policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties; reviewing applicable new industry reports and “best practices” as they are published; reviewing and recommending changes in Board governance policies, procedures and practices; reporting the Committee’s activities to the Board and making such recommendations; reviewing and, as appropriate, recommending that the Board make changes to the Committee’s charter).

The Governance Committee also functions as a nominating committee by making recommendations to the Board regarding candidates for election as non-interested directors. The Governance Committee looks to many sources for recommendations of

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qualified directors, including current directors, employees of USBAM, current shareholders of the Funds, search firms that are compensated for their services and other third party sources. Any such firm identifies and evaluates potential candidates, conducts screening interviews and provides information to the Governance Committee with respect to the market for available candidates. In making director recommendations, the Governance Committee considers a number of factors, including a candidate’s background, integrity, knowledge and relevant experience. Any prospective candidate is interviewed by the Company’ directors and officers, and references are checked prior to initial nomination. The Governance Committee will consider shareholder recommendations regarding potential director candidates that are properly submitted to the Governance Committee for their consideration. A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Mr. Riederer) or the Chair of the Governance Committee (Mr. Wade), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

● the name, address, and business, educational, and/or other pertinent background of the person being recommended;

● a statement concerning whether the person is “independent” within the meaning of New York Stock Exchange and NYSE MKT listing standards and is not an “interested person” as defined in the 1940 Act;

● any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

● the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information that the person submitting it believes would assist the Governance Committee in evaluating the recommendation. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and will be kept on file for consideration when there is a vacancy on the Board or prior to a shareholders meeting called for the purpose of electing directors.

The following table shows the number of meetings the board and standing committees of the Company held during its most recent fiscal year:

	Fiscal Year Ended August 31, 2017	Fiscal Year Ended August 31, 2016

Board of Directors	7	6

Audit Committee	2	3

Governance Committee	5	4

All of the Directors and committee members then serving attended at least 75% of the meetings of the Board and applicable committees of the Company held during the Company’s most recent fiscal year.

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Leadership Structure and Qualifications of the Board of Directors. The Board is responsible for oversight of the Funds. The Company has engaged USBAM to manage the Funds on a day-to-day basis. The Board oversees USBAM and certain other principal service providers in the operations of the Funds. The Board is currently composed of five members, each of whom are not “interested” directors, as that term is defined in the 1940 Act (“Independent Directors”). If the nominee is elected at the Special Meeting of shareholders, the Board will be composed of six members, all of whom will be Independent Directors. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established two standing committees — Audit and Governance — and may establish ad hoc committees or working groups from time-to-time to assist the Board in fulfilling its oversight responsibilities. The Independent Directors also have engaged independent legal counsel to assist them in fulfilling their responsibilities. Such independent legal counsel also serves as counsel to the Company.

The chair of the Board serves as a liaison between USBAM and the Board and leads the Directors in all aspects of their oversight of the Company. The chair of the Board is an Independent Director. Among other things, the chair reviews and approves the agenda for each Board and committee meeting and facilitates communication among the Directors. The Directors believe that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Company. The Directors also believe that this structure facilitates the exercise of the Board’s independent judgment in fulfilling its oversight function and efficiently allocates responsibility among committees.

The Board has unanimously concluded that, based on each continuing Director’s and the nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other directors and nominees, each continuing Director should serve, and the nominee should be nominated to serve, as a member of the Board. In making this determination, the Board has taken into account the actual service of the current Directors during their tenure in concluding that each should continue to serve or be nominated to serve. The Board also has considered each continuing Director’s and the nominee’s background and experience. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of the continuing Director and nominee that led the Board to conclude that he or she should serve as a director.

Each of Messrs. Baumgardner, Gaumond, Gibson, Riederer and Wade has served for multiple years as a Director of the Company, during which time each of them has become familiar with the Funds’ financial, accounting, regulatory and investment matters and have contributed to the Board’s deliberations. Ms. Herget has served as an independent trustee for a registered investment company complex since 2012 and served as an Independent Director of the Company from 2003 to 2011. Ms. Herget is familiar with registered investment companies’ financial, accounting, regulatory and investment matters.

Risk Oversight. The operation of a registered investment company, including its investment activities, generally involves a variety of risks. As part of its oversight of the Company, the Board oversees risk through various regular Board and committee activities.

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The Board, directly or through its committees, reviews reports from, among others, USBAM, the Company’s Chief Compliance Officer, the Company’s independent registered public accounting firm, independent outside legal counsel, and internal auditors of USBAM or its affiliates, as appropriate, regarding risks faced by the Funds and the risk management programs of USBAM and certain service providers. The actual day-to-day risk management with respect to the Funds resides with USBAM and other service providers to the Funds. Although the risk management policies of USBAM and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Funds can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board or USBAM, its affiliates or other service providers.

Director Compensation. Effective January 1, 2016, the Company pays Directors who are not paid employees or affiliates of the Funds an annual retainer of $165,000 ($250,000 in the case of the Chair). The Audit Committee Chair receives an additional annual retainer of $15,000 and the Governance Committee Chair receives an additional annual retainer of $12,000. If Ms. Herget is elected to the Board, she will receive the same compensation as the other Independent Directors.

Directors also receive $3,500 per day when traveling, on behalf of a Fund, out of town on Fund business which does not involve a Board or committee meeting. In addition, Directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified above are allocated evenly among the Funds.

Prior to January 1, 2011, the Directors could elect to defer payment of up to 100% of the fees they received in accordance with a Deferred Compensation Plan (the “Plan”). Under the Plan, a Director could elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the Director under the Plan would be determined based on the performance of such investments. Effective January 1, 2011, the Directors may no longer defer payments under the Plan. The prior deferral of fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any Director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to Directors.

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The following table sets forth information concerning aggregate compensation paid to each Director of FAF (i) by FAF (column 2), and (ii) by the fund complex (which is currently comprised of FAF only) (column 5) during the fiscal year ended August 31, 2017. Total compensation reflected does not include the portion of the annual retainer, which was paid to Directors by USBAM during the fiscal year ended August 31, 2017. No executive officer or affiliated person of FAF received any compensation from FAF in excess of $60,000 during such fiscal period.

Compensation during Fiscal Year Ended August 31, 2017

Name of Person, Position	Aggregate Compensation From FAF	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors

David K. Baumgardner, Director	$ 162,758	-0-	-0-	$ 162,758
Mark E. Gaumond, Director	162,758	-0-	-0-	162,758
Roger A. Gibson, Director	177,554	-0-	-0-	177,554
Leonard W. Kedrowski[1], retired Chair	79,484	-0-	-0-	79,484
Richard K. Riederer[2], Chair	223,394	-0-	-0-	223,394
James M. Wade, Director	170,780	-0-	-0-	170,780

1 Mr. Kedrowski retired from the Board effective December 31, 2016.

2 Mr. Riederer was appointed Chair of the Board effective January 1, 2017.

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Certain Relationships and Related Transactions. The Company has entered into an investment management agreement with USBAM. According to the terms of that agreement, USBAM provides portfolio management services to each Fund in consideration for fees based on the Fund’s daily average net assets.

Required Vote. The election of a nominee to the Board requires the affirmative vote of a plurality of the votes cast at the meeting of the Company’s shareholders.

Board Recommendation

The Board unanimously recommends that shareholders of each Fund vote “For” the nominees.

OTHER MATTERS

The Board knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented for action at the meeting, and the Company did not have notice of the matter at least 45 days prior to the date on which proxy materials were first sent to shareholders, the proxyholders named in the enclosed form of proxy will vote on those matters in their sole discretion.

Holders of each class of shares of each Fund that is a series of the Company will vote together, as a single class, on any matter that may properly come before the meeting and at any adjournment or postponement thereof. It is not currently expected that any other matter will be raised at the meeting.

MORE INFORMATION ABOUT THE MEETING

Shareholders. At the record date, each Fund had the following numbers of shares issued and outstanding:

Fund	Shares Outstanding
Government Obligations Fund	34,821,165,648

Treasury Obligations Fund	9,809,507,488

U.S. Treasury Money Market Fund	1,264,759,612

Retail Prime Obligations Fund	2,812,357,312

Retail Tax Free Obligations Fund	475,455,969

Institutional Prime Obligations Fund	829,060,594

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The information in the table below discloses the dollar ranges of (i) each Director’s beneficial ownership in the Company, and (ii) each Director’s aggregate beneficial ownership in all Funds within the Fund Complex, including in each case the value of fund shares elected by Directors in the Directors’ deferred compensation plan. The dollar range disclosed is based on the value of the securities as of February 28, 2018.

	Directors					Nominee
	Baumgardner	Gaumond	Gibson	Riederer	Wade	Herget
Aggregate Holdings – Fund Complex	—	—	—	—	—	—
Government Obligations Fund	—	—	—	—	—	—
Institutional Prime Obligations Fund	—	—	—	—	—	—
Retail Prime Obligations Fund	—	—	—	—	$1-$10,000	—
Retail Tax Free Obligations Fund	—	—	—	—	—	—
Treasury Obligations Fund	—	—	—	—	—	—
U.S. Treasury Money Market Fund	—	—	—	—	—	—

As of February 28, 2018, none of the Independent Directors or their immediate family members owned, beneficially, or of record, any securities in (i) an investment advisor or principal underwriter of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

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At the record date, the following persons were known to own beneficially more than 5% of the outstanding securities of a class of each of the following Funds:

	Class A	Class D	Class G	Class P	Class T	Class U	Class V	Class X	Class Y	Class Z
GOVERNMENT OBLIGATIONS FUND

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	69.57%

FBS INVESTMENT SERVICES INC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN MONEY FUNDS UNIT R/R 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292	26.93%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787		100%

US BANCORP ASSET MANAGEMENT INC 800 NICOLLET MALL FL 4 MINNEAPOLIS MN 55402-7000				100%

US BANCORP ASSET MANAGEMENT INC 800 NICOLLET MALL FL 4 MINNEAPOLIS MN 55402-7000						100%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787							99.84%

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	Class A	Class D	Class G	Class P	Class T	Class U	Class V	Class X	Class Y	Class Z
GOVERNMENT OBLIGATIONS FUND (cont.)
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787								72.08%

NVIDIA CORPORATION ATTN TREASURY DEPT 2701 SAN TOMAS EXPY SANTA CLARA CA 95050-2519								17.04%

US BANK N A CUST FBO FIRST AMERICAN C/C ATTN: WILLY BLOOM 1555 N RIVERCENTER DR STE 302								5.42%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787									87.73%

US BANK NA – MONEY CENTER FBO INVESTMENT SWEEP CUSTOMERS ATTN: TINA EUMURIAN 800 NICOLLET AVE MINNEAPOLIS MN 55402-7000									11.44%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787										90.53%

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	Class A	Class D	Class G	Class P	Class T	Class U	Class V	Class V	Class Y	Class Z
INSTITUTIONAL PRIME OBLIGATIONS FUND

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787					99.11%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787							100%

US BANCORP ASSET MANAGEMENT INC 800 NICOLLET MALL FL 4 MINNEAPOLIS MN 55402-7000								100%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787									99.28%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787										78.39%

HARE & CO ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1382										12.84%

18

	Class A	Class D	Class G	Class P	Class T	Class U	Class V	Class X	Class Y	Class Z
INSTITUTIONAL PRIME OBLIGATIONS FUND (cont.)
US BANK NA MONEY CENTER CUST OMNIBUS REINVEST FBO CUSTOMERS ATTN SHANE D KITZAN 777 E WISCONSIN AVE FL 4 MILWAUKEE WI 53202-5300										8.77%

RETAIL PRIME OBLIGATIONS FUND

FBS INVESTMENT SERVICES INC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN MONEY FUNDS UNIT R/R 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292	94.23%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	5.58%

FBS INVESTMENT SERVICES INC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN MONEY FUNDS UNIT R/R 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292					95.59%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787							100%

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	Class A	Class D	Class G	Class P	Class T	Class U	Class V	Class X	Class Y	Class Z

RETAIL PRIME OBLIGATIONS FUND (cont.)
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787								99.70%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787									99.03%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787										98.93%

RETAIL TAX FREE OBLIGATIONS FUND

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	59.37%

FBS INVESTMENT SERVICES INC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN MONEY FUNDS UNIT R/R 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292	40.12%

20

	Class A	Class D	Class G	Class P	Class T	Class U	Class V	Class X	Class Y	Class Z
RETAIL TAX FREE OBLIGATIONS FUND (cont.)
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787							100%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787									99.98%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787										70.09%

FANDL & CO C/O FOLEY & LARDNER TRUST ACCOUNTING 777 E WISCONSIN AVE STE 3200 MILWAUKEE WI 53202-5367										29.91%

TREASURY OBLIGATIONS FUND

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	97.09%

21

	Class A	Class D	Class G	Class P	Class T	Class U	Class V	Class X	Class Y	Class Z
TREASURY OBLIGATIONS FUND (cont.)
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787		100%

FBS INVESTMENT SERVICES INC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN MONEY FUNDS UNIT R/R 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292			68.28%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787			31.72%

US BANCORP ASSET MANAGEMENT INC 800 NICOLLET MALL FL 4 MINNEAPOLIS MN 55402-7000				100%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787							100%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787								85.25%

22

	Class A	Class D	Class G	Class P	Class T	Class U	Class V	Class X	Class Y	Class Z

TREASURY OBLIGATIONS FUND (cont.)
MERRILL LYNCH PIERCE FENNER & SMITH INC MONEY MARKETS MUTUAL FUNDS 200 NORTH COLLEGE ST 3RD FL CHARLOTTE NC 28202-2191								14.75%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787									74.00%

US BANK NA - MONEY CENTER FBO INVESTMENT SWEEP CUSTOMERS ATTN TINA EUMURIAN 800 NICOLLET AVE MINNEAPOLIS MN 55402-7000									24.70%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787										68.18%

US BANK NA MONEY CENTER CUST OMNIBUS REINVEST FBO CUSTOMERS ATTN SHANE D KITZAN 777 E WISCONSIN AVE FL 4 MILWAUKEE WI 53202-5300										20.76%

23

	Class A	Class D	Class G	Class P	Class T	Class U	Class V	Class X	Class Y	Class Z
U.S. TREASURY MONEY MARKET FUND

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	92.05%

FBS INVESTMENT SERVICES INC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS ATTN MONEY FUNDS UNIT R/R 60 LIVINGSTON AVE SAINT PAUL MN 55107-2292	7.95%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787		100%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787							100%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787									98.94%

BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787										97.58%

24

To the Company’s knowledge, no change in control of the Company has occurred since the beginning of its last fiscal year.

How Proxies Will Be Voted. All proxies solicited by the Board that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted as indicated on the proxy card, or in the discretion of the proxyholders on any other matter that may properly come before the meeting.

How to Vote. Complete, sign and date the enclosed proxy card and return it in the enclosed envelope.

Expenses. The expenses of preparing, printing and mailing the enclosed proxy cards, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Company. The Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Company. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, USBAM, the Company’ transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations. Any costs associated with such additional solicitation are not anticipated to be significant.

 Householding. The Company may reduce the number of duplicate shareholder reports and proxy statements your household receives by sending only one copy of those documents to those addresses shared by two or more accounts. Call the Company at (800) 677-3863 or write to the Company at the address on page one of this proxy statement to request individual copies of shareholder reports and proxy statements, or to request a single copy of shareholder reports and proxy statements if your household is receiving duplicate copies. We will begin sending your household single or multiple copies, as you request, as soon as practicable after receiving your request.

Revoking a Proxy. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Secretary of the Company at the Company’ offices located at 800 Nicollet Mall, Minneapolis, Minnesota 55402; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

Quorum, Voting at the Meeting, and Adjournment. For any matter that may properly come before the meeting of the Company, 10% of the shares entitled to vote on the matter constitutes a quorum for that matter. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker nonvotes will be treated as shares that are present at the meeting but have not been voted. If a quorum is not present in person or by proxy at the meeting, or if a quorum is present at the meeting but not enough votes to approve a proposal are received, the persons named as proxyholders may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any proposal for adjournment of the meeting for the Company will require the vote of a majority of the shares of the Company represented at the meeting in person or by proxy.

25

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Company selected Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm to audit the books and records of the Company for its fiscal year ended August 31, 2017. It is not currently expected that a representative of E&Y will be present at the meeting.

AUDIT AND RELATED FEES

Audit Fees. E&Y billed the Company aggregate fees for professional services rendered with respect to the audits of the Company’ annual financial statements or services that are typically provided by the accountant in connection with statutory and regulatory filings or engagements for the past two fiscal years in the following amounts:

Fiscal Year Ended August 31, 2017	Fiscal Year Ended August 31, 2016

$274,050	$268,150

Audit Related Fees. E&Y billed the Company aggregate fees for assurance and related services that are reasonably related to the performance of the audit of the Company’ financial statements and not reported above for the past two fiscal years in the following amounts:

Fiscal Year Ended August 31, 2017	Fiscal Year Ended August 31, 2016

$1,600	$6,600

Tax Fees. E&Y billed the Company aggregate fees for professional services for tax compliance, tax advice, tax planning and tax return preparation services for the past two fiscal years in the following amounts:

Fiscal Year Ended August 31, 2017	Fiscal Year Ended August 31, 2016

$23,550	$28,675

All Other Fees. During the past two fiscal years, E&Y did not bill the Company for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures. The charter of the Audit Committee of the Company provides that the committee shall pre-approve the engagement of the Company’s independent accountant to provide audit and non-audit services to the Company and non-audit services to USBAM or any entity controlling, controlled by or under common control with USBAM that provides ongoing services to the Company if the engagement relates directly to the operations or financial reporting of the Company, including the fees and other compensation to be paid to the independent accountants, with certain exceptions. Under the charter, the committee may delegate pre-approval authority to a member of the committee, who must report any pre-approvals to the committee at its next meeting.

26

All services provided to the Company described under the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees were pre-approved in accordance with the Audit Committee charter. There were no services provided to USBAM or any entity controlling, controlled by or under common control with USBAM described in the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees that were required to be pre-approved by the Audit Committee.

Aggregate Non-Audit Fees. E&Y billed the Company aggregate fees for non-audit services for the past two fiscal years in the following amounts:

Fiscal Year Ended August 31, 2017	Fiscal Year Ended August 31, 2016

$0	$0

The Company’s Audit Committee approved all such non-audit services.

E&Y billed USBAM or any entity controlling, controlled by or under common control with USBAM aggregate non-audit fees in the amounts of $917,000 and $870,500 for the fiscal years ended August 31, 2017 and August 31, 2016, respectively, for services rendered.

The Company’s Audit Committee has considered whether E&Y’s provision of services (other than audit services to the Company) to USBAM and affiliates of USBAM that provide services to the Company is compatible with maintaining E&Y’s independence in performing audit services.

CUSTODIAN AND TRANSFER AGENT

U.S. Bank (the “Custodian”), 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212, acts as custodian of the Funds’ assets and portfolio securities pursuant to a Custodian Agreement between First Trust National Association (“First Trust”) and the Funds. First Trust’s rights and obligations under the Custodian Agreement were assigned to U.S. Bank pursuant to an Assignment and Assumption Agreement between First Trust and U.S. Bank. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. The duties of the Custodian are limited to receiving and safeguarding the assets and securities of the Funds and to delivering or disposing of them pursuant to the Funds’ order.

 U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, WI 53202, serves as the Funds’ transfer agent pursuant to a Transfer Agency and Shareholder Servicing Agreement between USBFS and the Funds dated June 30, 2016.

27

ADMINISTRATOR

USBAM (the “Administrator”) serves as administrator pursuant to an Administration Agreement between the Administrator and the Funds, dated as of July 1, 2006. Under the Administration Agreement, the Administrator provides, or compensates others to provide, services to the Funds. These services include various oversight and legal services, accounting services and shareholder services. Such fees are equal to each Fund’s pro rata share of an amount equal, on an annual basis, to 0.20% of the aggregate average daily Class A share net assets and 0.15% of the aggregate average daily net assets for all other share classes of the Funds up to $8 billion, 0.185% for Class A shares and 0.135% for all other share classes on the next $17 billion of aggregate average daily net assets, 0.17% for Class A shares and 0.12% for all other classes on the next $25 billion of aggregate average daily net assets, and 0.15% for Class A shares and 0.10% for all other classes of the aggregate average daily net assets in excess of $50 billion. The Administrator pays a portion of such fees to USBFS, pursuant to a Sub-Administration Agreement dated July 1, 2005 whereby USBFS provides various sub-administration services. USBFS is a wholly-owned subsidiary of U.S. Bancorp.

SHAREHOLDER COMMUNICATIONS

Shareholders are able to send communications to the Company’ Governance Committee by mail addressed to the Secretary of the Company at its principal office at 800 Nicollet Mall, Minneapolis, Minnesota 55402. The Secretary will forward any communication received for the Governance Committee directly to the Committee. The Company does not have a policy with regard to director attendance at special meetings.

SHAREHOLDER PROPOSALS

A shareholder proposal for inclusion in the proxy for any future special meeting of the Company should be submitted in writing pursuant to Rule 14a-8 of the Exchange Act of 1934, as amended, to the Secretary of the Company at 800 Nicollet Mall, Minneapolis, Minnesota 55402. Any such proposal must be received by us a reasonable time before we print and send proxy materials.

Copies of the Company’s bylaws are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Company will also furnish, without charge, a copy of their bylaws to a shareholder upon request. Such requests should be directed to the Company at 800 Nicollet Mall, Minneapolis, Minnesota 55402 or by telephone at (800) 677-3863.

By Order of the Board of Directors of the Company,

/s/ Richard J. Ertel
Richard J. Ertel
Secretary

April 9, 2018

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PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SAMPLE BALLOT

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

3. By IVR when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line

4. By PHONE with a live operator when you call (800) 967-0261 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 123456789101

FUND NAME MERGE

FIRST AMERICAN FUNDS, INC.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2018

The undersigned appoints Eric J. Thole, Jill M. Stevenson and Richard J. Ertel, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Meeting of shareholders of FIRST AMERICAN FUNDS, INC. to be held on Wednesday, May 16, 2018, at 10:00 a.m., Central time, at Client Room 4, 4th Floor, 800 Nicollet Mall, Minneapolis, Minnesota 55402 and at any adjournment thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 967-0261. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 16, 2018. The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at: https://www.proxyonline.com/docs/FirstAmerican2018.pdf

FUND NAME MERGE

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR ALL	WITHHOLD ALL	*FOR ALL, EXCEPT
1. Election of directors:	○	○	○
01. David K. Baumgardner
02. Mark E. Gaumond
03. Roger A. Gibson
04. Victoria J. Herget
05. Richard K. Riederer
06. James M. Wade

*To withhold authority to vote for any nominee, mark the “For All Except” box and write that nominee’s name in the space provided below.)

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING               ○

THANK YOU FOR CASTING YOUR VOTE